Exhibit 99.1

FOR IMMEDIATE RELEASE

Syniverse to Acquire BSG’S Wireless Clearing

and Financial Settlement Business

Acquisition expands Syniverse’s global footprint and GSM clearinghouse operations,

and provides financial clearing and settlement capabilities

TAMPA, Fla. – April 2, 2007 – Syniverse Technologies (NYSE: SVR), a leading provider of mission-critical technology services to wireless telecommunications companies worldwide, announced today that it has signed a definitive agreement to acquire the wireless clearing and financial settlement business of Billing Services Group (AIM: BILL), a leading global provider of clearing, settlement, payment and financial risk management solutions for communications service providers, for approximately $290 million in cash (which includes debt to be refinanced at closing).

The proposed acquisition will combine Syniverse’s industry-leading technology interoperability and network services capabilities with BSG’s strong GSM data clearing expertise; excellent European, Middle Eastern and Asian operator relationships; and leading financial clearing and settlement capabilities. BSG serves approximately 180 mobile operators globally.

“The proposed acquisition of BSG’s Wireless business will allow us to better serve the demands of our clients; further develop our global operations and customer base in Europe, Asia and the Middle East; and allow us to continue to be a leading service provider to GSM operators worldwide,” said Tony Holcombe, President and CEO of Syniverse. “The acquisition also brings to Syniverse a number of new services, including a best-in-class financial clearing platform, several new wireless services and additional product development expertise that will position us to better serve the increasingly complex needs of our global wireless customers.”

“This proposed acquisition brings together two companies with very complementary skill sets,” said Atul Devani, CEO of BSG Wireless. “BSG has a state-of-the-art, flexible and efficient clearing platform that scales well to meet the growing demands of GSM operators globally.

Syniverse Technologies | 8125 Highwoods Palm Way, Tampa, FL USA 33647-1765 | 1.813.637.5000

| www.syniverse.com

Syniverse-BSG p. 2

Together with Syniverse’s strong GSM technical abilities, emphasis on delivering outstanding customer support and broad suite of services, the combined organization will be a premier services provider to mobile operators worldwide.”

The transaction is subject to customary closing conditions, including BSG shareholder approval and regulatory approvals, and is expected to close as soon as such approvals are obtained. Syniverse expects the transaction to be accretive to adjusted net income and cash net income in 2007, and anticipates providing updated financial guidance following the closing.

Following completion of the transaction and integration of the two businesses, Syniverse intends to maintain its European headquarters in The Netherlands and its European operations in BSG’s facilities in Germany and the United Kingdom.

Committed financing is being provided by Lehman Brothers in conjunction with Deutsche Bank and Bear, Stearns & Co. In addition, Deutsche Bank and Bear, Stearns & Co. served as strategic advisors to Syniverse on the transaction. Kirkland and Ellis LLP and Ernst & Young also advised on the transaction.

Conference Call Information

Syniverse Technologies will host a conference call at 10 a.m. ET to discuss this proposed acquisition. To participate on the call, U.S. callers may dial toll-free 1.800.299.6183; international callers may dial direct (+1) 617.801.9713. The passcode for the call is 34725892. The event will be webcast live over the Internet in listen-only mode at http://www.syniverse.com/investorevents.

A replay of the call will be available shortly after the call concludes through April 9, 2007. To access the replay, U.S. callers may dial toll-free 1.888.286.8010; international callers may dial direct (+1) 617.801.6888. The replay passcode is 79686203.

In addition, this earnings call will be archived on the Syniverse Technologies corporate website at www.syniverse.com under Investors - Webcasts and Presentations.

About Syniverse

Syniverse Technologies (NYSE:SVR) makes it possible for over 350 communications companies in more than 50 countries to address market changes and demands as they deliver everything from voice calls to sophisticated data and video services. By ensuring that disparate technologies and standards interoperate, Syniverse allows operators to provide seamless, interactive mobile services to their subscribers wherever and whenever they need them. Celebrating its 20th anniversary in 2007, Syniverse is headquartered in Tampa, Florida, U.S.A., and has offices in major cities around the globe. Syniverse is ISO 9001:2000 certified and TL 9000 approved, adhering to the principles of customer focus and quality improvement practices. More information is available at www.syniverse.com.

Syniverse Technologies | 8125 Highwoods Palm Way, Tampa, FL USA 33647-1765 | 1.813.637.5000

| www.syniverse.com

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About BSG Clearing Solutions

BSG Clearing Solutions is a leading global provider of clearing and settlement, payment services, and financial risk management solutions for communications service providers. The company processes over 20 billion transactions annually for 750 of the world’s largest communications companies throughout North America, Europe and Asia. With a ubiquitous, scalable platform and an extensive portfolio of clearinghouse services for fixed-line, wireless, Wi-Fi and broadband networks, BSG monetizes network transactions by facilitating the financial exchange of its customers’ services. BSG meets the needs of today’s complex network interconnections and anticipates the requirements of converging technologies, allowing for rapid and reliable deployment. BSG Clearing Solutions is an operating subsidiary of Billing Services Group Limited, which is publicly traded on the London Stock Exchange (AIM) under the ticker symbol BILL. For more information, visit www.bsgclearing.com.

Cautions about Forward-Looking Statements

Statements in this disclosure which are not purely historical facts or which necessarily depend upon future events, including statements about the anticipated benefits of the proposed transaction to Syniverse (including the expected synergies or the forecasted effects of the transaction on the financial performance of the company) or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information currently available to Syniverse. Syniverse undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties inherent in or related to the integration of the acquired business (including unanticipated operating costs and business disruptions following the proposed transaction), securing financing for the proposed transaction, the timing or impact of any regulatory or governmental approvals; the timing and results of the BSG shareholder approval process; satisfaction of the various closing conditions set forth in the share purchase agreement for the proposed transaction; or competition within the European, Asian and Middle Eastern marketplaces from established or emerging competitors. Syniverse may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Syniverse’s most recent filing on Form 10-K with the Securities and Exchange Commission.

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Syniverse Technologies | 8125 Highwoods Palm Way, Tampa, FL USA 33647-1765 | 1.813.637.5000

| www.syniverse.com

Syniverse-BSG p. 4

FOR MORE INFORMATION

U.S. press contact:

Gary Lee, Liberty Communications

gary@libertycomms.com

+1 (678) 921-0565

European/Asia press contact:

Simon Marshall, Liberty Communications

simon@libertycomms.com

+44 (0) 207 751 4444

Investor Relations contact:

Jim Huseby, Syniverse Technologies

jim.huseby@syniverse.com

+1 (813) 637-5000

Syniverse Technologies | 8125 Highwoods Palm Way, Tampa, FL USA 33647-1765 | 1.813.637.5000

| www.syniverse.com